SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance California Municipal Bond Fund

Eaton Vance California Municipal Income Trust

Eaton Vance Enhanced Equity Income Fund

Eaton Vance Enhanced Equity Income Fund II

Eaton Vance Floating-Rate 2022 Target Term Trust

Eaton Vance High Income 2021 Target Term Trust

Eaton Vance Limited Duration Income Fund

Eaton Vance Municipal Bond Fund

Eaton Vance Municipal Income Trust

Eaton Vance Municipal Income 2028 Term Trust

Eaton Vance National Municipal Opportunities Trust

Eaton Vance New York Municipal Bond Fund

Eaton Vance Risk-Managed Diversified Equity Income Fund

Eaton Vance Short Duration Diversified Income Fund

Eaton Vance Tax-Managed Buy-Write Income Fund

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Buy-Write Strategy Fund

Eaton Vance Tax-Managed Diversified Equity Income Fund

Eaton Vance Tax-Advantaged Dividend Income Fund

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

Eaton Vance Tax-Advantaged Global Dividend Income Fund

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

(Name of Registrant as Specified in Its Charter)

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Video Script

Tom Faust:

This is Tom Faust, Chairman and Chief Executive Officer of Eaton Vance.

As you may be aware, Eaton Vance has entered into a definitive agreement to be acquired by Morgan Stanley, one of the world’s leading financial services firms. In connection with the proposed transaction, shareholders of each of the Eaton Vance, Parametric and Calvert mutual funds and closed-end funds are being asked to approve new investment advisory agreements. Approval will provide continuity of the Funds’ investment programs and help ensure that Fund operations continue uninterrupted after the close of the transaction.

Fund shareholders will soon receive proxy materials for shareholder meetings to consider the new agreements. The Funds’ Boards of Trustees have carefully considered all the proposals, and unanimously recommend that shareholders vote FOR each proposal.

In addition, owners of separate accounts and certain private funds managed by Eaton Vance Management, Parametric, Calvert and Atlanta Capital may be sent consent letters to permit the management of their investment strategies to continue uninterrupted following the close of the transaction. Depending on the terms of the individual investment management agreement, client consents may be required to be in writing.

Eaton Vance and Morgan Stanley share a deep commitment to putting the interests of our clients first. We believe our proposed combination does just that. Eaton Vance and Morgan Stanley Investment Management will together create one of the world’s largest and most important global asset managers, with approximately $1.2 trillion of assets under management and expertise spanning the global capital markets. Bringing Eaton Vance and Morgan Stanley Investment Management together creates a uniquely powerful set of investment solutions to serve both institutional and individual clients in the U.S. and internationally.

We encourage our Fund shareholders and separate account clients to read the proxy and consent materials carefully, and to vote in favor of the proposals by following the instructions provided.

Thank you for your support in this important matter.

We need your vote

Eaton Vance is being acquired by Morgan Stanley. Fund shareholders are being asked to approve new investment advisory agreements and, where applicable, new investment sub-advisory agreements to help ensure that the Funds continue to operate without interruption.

HOW TO VOTE

On October 8, 2020, Eaton Vance Corp. (Eaton Vance) and Morgan Stanley announced that we have entered into a definitive agreement under which Morgan Stanley will acquire Eaton Vance and its affiliates. Eaton Vance’s Board of Directors and Voting Trustees believe this acquisition is in the best interests of our clients, business partners and employees.

About the acquisition

•         Creates a $1.2 trillion global asset manager with complementary investment capabilities and distribution strengths

•         Expands breadth and depth of investment strategies, enhancing our commitment to providing world-class client solutions

•         Provides additional market opportunities for our investment teams in the U.S. and internationally

A message from Eaton Vance Chairman and CEO, Thomas E. Faust Jr.
ICON PLACEHOLDER Morgan Stanley Acquisition Press Release

Why you should vote

Fund shareholders are being asked to vote to approve new investment advisory agreements and, where applicable, new investment sub-advisory agreements. Your vote is important because the acquisition may cause each Fund’s existing investment advisory and, where applicable, investment sub-advisory agreement to terminate. The Funds’ investment objectives, investment strategies, portfolio managers and brands are expected to remain the same upon closing of the transaction.

How to vote

Voting is easy and shareholders may vote online, by phone, by mail, or at the shareholder meeting. Please follow the instructions on your proxy card or voting instruction form to vote. Below are voting links for more detailed voting steps.

Closed-End Fund Proxy Information and Voting Links

Closed-End Fund Information[1]

CLOSED-END FUND PRESS RELEASE

CLOSED-END FUND PROXY STATEMENT (FOR FUNDS OTHER THAN EFT, EVY, EFR AND EVF)

If you have any questions or would like additional information please call 800-622-1569. To vote over the phone, refer to the phone number located on your proxy card.

CLOSED-END FUND PROXY STATEMENT (FOR EFT, EVY, EFR AND EVF)

If you have any questions or would like additional information please call (866) 416-0552. To vote over the phone, refer to the phone number located on your proxy card.

Closed-End Fund Voting Options Option 1: If you receive account statements from the Funds’ transfer agent, AST, and the control number on your proxy card has 12 digits: CLICK HERE TO VOTE ONLINE	Option 2: If you hold shares of a Fund through an intermediary and the control number on your voting instruction card has 16 digits: CLICK HERE TO VOTE ONLINE

1Relates to each of the closed-end funds sponsored by Eaton Vance except Eaton Vance Floating-Rate Income Plus Fund (EFF).

PLEASE READ YOUR FUND’S DEFINITIVE PROXY STATEMENT. IT CONTAINS IMPORTANT INFORMATION. EACH FUND WILL MAIL ITS DEFINITIVE PROXY STATEMENT TO SHAREHOLDERS AS OF THE RELEVANT RECORD DATE. EACH FUND’S DEFINITIVE PROXY STATEMENT AND OTHER RELATED MATERIALS WILL ALSO BE AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.